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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 24, 2004

                           ACCUIMAGE DIAGNOSTICS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          NEVADA                         0-26555              33-0713615
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or organization)         File Number)        Identification No.)

400 OYSTER POINT BOULEVARD, SUITE 201, SOUTH SAN FRANCISCO, CALIFORNIA     94080
             (Address of Principal Executive Offices)                 (Zip Code)

                                 (650) 875-0192
              (Registrant's telephone number, including area code)

   501 GRANDVIEW DRIVE, SUITE 100, SOUTH SAN FRANCISCO, CALIFORNIA 94080-4920
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AccuImage Diagnostics Corp. (the "Company") entered into a Merger Agreement (the "Merger Agreement"), dated as of November 24, 2004, by and among the Company, Merge Technologies Incorporated, a Nevada corporation ("Merge"), ADI Acquisition Corp., a Wisconsin corporation and wholly owned subsidiary of Merge ("Acquisition Sub"), and Aviel Faliks, the principal shareholder of the Company ("Mr. Faliks"), providing for the merger of Acquisition Sub with and into the Company (the "Merger"), with the Company continuing as the surviving corporation (the "Merger Agreement"). Following the Merger, the Company will continue as a wholly owned subsidiary of Merge. The Boards of Directors of the Company and Merge have approved the Merger and the Merger Agreement.

         Pursuant to the terms of the Merger Agreement, shareholders of the Company will receive cash for their shares of the Company's common stock equal to approximately $0.10 per share of common stock, or a total of approximately $6.0 million. Consummation of the Merger is subject to customary conditions, including approval by the Company's shareholders. The parties expect the Merger to be completed in the first quarter of 2005. The Merger Agreement is attached hereto as Exhibit 99.1.

         In connection with the Merger Agreement, Mr. Faliks has entered into a voting agreement with Merge in which he has agreed to vote his 59% of the Company's common stock in favor of the Merger (the "Voting Agreement"). The Voting Agreement is subject to termination under certain circumstances, including termination of the Merger Agreement by the Board of Directors of the Company pursuant to the Board of Directors' fiduciary duties to the Company's shareholders. The Voting Agreement is attached hereto as Exhibit 99.2.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On November 24, 2004, the Company issued a news release announcing that it had entered into a Merger Agreement with Merge, Acquisition Sub and Mr. Faliks. The full text of the news release is attached as Exhibit 99.3.

         The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Merger Agreement dated November 24, 2004, by and among Merge Technologies Incorporated, ADI Acquisition Corp., AccuImage Diagnostics Corp. and Aviel Faliks.

         99.2 Voting, Proxy and Option Agreement dated November 24, 2004, by and between Merge Technologies Incorporated and Aviel
                  Faliks.

         99.3 Press Release of AccuImage Diagnostics Corp. dated November 24, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           ACCUIMAGE DIAGNOSTICS CORP.



                                     By:  /s/ AVIEL FALIKS
                                        _____________________________________
                                          Aviel Faliks, Chairman of the Board

Dated:  November 24, 2004



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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER   DESCRIPTION
         ______   ___________

         99.1 Merger Agreement dated November 24, 2004, by and among Merge Technologies Incorporated, ADI Acquisition Corp., AccuImage Diagnostics Corp. and Aviel Faliks.

         99.2 Voting, Proxy and Option Agreement dated November 24, 2004, by and between Merge Technologies Incorporated and Aviel Faliks.

         99.3 Press Release of AccuImage Diagnostics Corp. dated November 24, 2004.